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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JUNE 14, 2000
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                        (Date of earliest event reported)


                            ONHEALTH NETWORK COMPANY
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             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-22212


              WASHINGTON                                 41-1686038
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  (State of incorporation or organization)    (IRS Employer Identification No.)



             808 HOWELL STREET, SUITE 400 SEATTLE, WASHINGTON 98101
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                    (Address of principal executive offices)

                                 (206) 583-0100
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         The purpose of this Current Report on Form 8-K is to file the Company's press release dated June 14, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits

         The following exhibits are filed herewith:


                  99.1     Press release dated June 14, 2000


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OnHealth Network Company

Date: June 26, 2000         By: \S\ RON STEVENS
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                                Ron Stevens
                                President and Chief Financial Officer